Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

(Principal Financial Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Chaparral Steel Company (the “Company”) on Form 10-K/A (Amendment No. 1) for the fiscal year ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Celtyn Hughes, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 25, 2005
/s/ J. Celtyn Hughes
J. Celtyn Hughes
Principal Financial Officer